SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
June 24, 2002
CORTEX SYSTEMS INC.
(Exact name of registrant as specified in its charter)
(State or othe  jurisdiction of incorporation)
Nevada
(Commission File No.)
333-72392
(IRS Employer ID)
98-0353403

(Address of principal executive offices and Zip Code)
777 Royal Oak Drive
Suite 310
Victoria, British Columbia
Canada V8X 5K2
(Registrant's telephone number, including area code)
(250) 744-4230





ITEM 5. OTHER EVENTS

On June 18, 2002, the Company's Attorney, Kenneth H. Finkelstein, changed his office address and telephone number. Mr. Finkelstein's current address is: 2200-1420 Fifth Avenue, Seattle, Washington,
98101, telephone (206) 310-1344.




SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATED: June 24, 2002.


       CORTEX SYSTEMS INC.


      BY:

      /s/ Kenneth H. Finkelstein
      Kenneth H. Finkelstein, President, Chief Financial Officer,
a member of the Board of Directors